UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 25, 2012

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On May 25, 2012, at the 2012 annual meeting of shareholders, Jim Robo, president and chief operating officer of NextEra Energy, Inc. (NextEra Energy), plans to discuss, among other topics, NextEra Energy's long-term growth expectations, including reaffirmation of its previously disclosed 2012 adjusted earnings per share expectations of $4.35 to $4.65 and 2014 adjusted earnings per share expectations of $5.05 to $5.65.  The adjusted earnings per share expectations exclude the cumulative effect of adopting new accounting standards, the unrealized mark-to-market effect of non-qualifying hedges and net other than temporary impairment losses on securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds, none of which can be determined at this time. In addition, NextEra Energy's adjusted earnings per share expectations assume, among other things: normal weather and operating conditions; no further significant decline in the national or the Florida economy; supportive commodity markets; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; access to capital at reasonable cost and terms; no acquisitions or divestitures; no adverse litigation decisions; and no changes to governmental tax policy or incentives. NextEra Energy's adjusted earnings per share expectations should be viewed in conjunction with NextEra Energy's cautionary statements and risk factors set forth below. Adjusted earnings do not represent a substitute for net income, as prepared in accordance with generally accepted accounting principles.

Cautionary Statements And Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this Form 8-K include, among others, statements concerning adjusted earnings per share expectations and future operating performance. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “will likely result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or an appropriate return on capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy and FPL; risks of disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions to or elimination of governmental incentives that support renewable energy projects of NextEra Energy Resources, LLC and its affiliated entities (NextEra Energy Resources); impact of new or revised laws, regulations or interpretations or other regulatory initiatives on NextEra Energy and FPL; effect on NextEra Energy and FPL of potential regulatory action to broaden the scope of regulation of OTC financial derivatives and to apply such regulation to NextEra Energy and FPL; capital expenditures, increased cost of operations and exposure to liabilities attributable to environmental laws and regulations applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations; effect on NextEra Energy and FPL of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; risks associated with threats of terrorism and catastrophic events that could result from terrorism, cyber attacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; risk of lack of availability of adequate insurance coverage for protection of NextEra Energy and FPL against significant losses; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to hedge effectively its assets or positions against changes in commodity prices, volumes, interest rates, counterparty credit risk or other risk measures; potential volatility of NextEra Energy's results of operations caused by sales of power on the spot market or on a short-term contractual basis; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's hedging and trading procedures and associated risk management tools to protect against significant losses; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by FPL and NextEra Energy Resources; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; risks to NextEra Energy and FPL of failure of counterparties to perform under derivative contracts or of requirement for NextEra Energy and FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's and FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses of compromise of sensitive customer data; risks to NextEra Energy and FPL of volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability of NextEra Energy and FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; increasing costs of health care plans; lack of a qualified workforce or the loss or retirement of key employees; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions; environmental, health and financial risks associated with NextEra Energy's and FPL's ownership of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; liability of NextEra Energy and FPL for increased nuclear licensing or compliance costs resulting from hazards posed to their owned nuclear generation facilities; risks associated with outages of NextEra Energy's and FPL's owned nuclear units; effect of disruptions, uncertainty or volatility in the credit and capital markets on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; risk of impairment of NextEra Energy's and FPL's liquidity from inability of creditors to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's and FPL's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; and effect of disruptions, uncertainty or volatility in the credit and capital markets of the market price of NextEra Energy's common stock. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2011 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
(Registrant)

Date:  May 25, 2012

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer

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